Page 1 of 2


                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of Earliest Event Reported):
                           May 6,  2011; May 5, 2011
                           -------------------------


                             HIGH PLAINS GAS, INC.
                             ---------------------
             (Exact name of registrant as specified in its charter)


           Nevada                       333-125068               26-3633813
-----------------------------    ------------------------    -------------------
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
     of incorporation)                                       Identification No.)

            3601 Southern Dr., Gillette, Wyoming           82718
            ------------------------------------           -----
          (Address of Principal Executive Offices)       (Zip Code)

       Registrant's telephone number, including area code: (307) 686-5030

                          Northern Explorations, Ltd.
                          ---------------------------
         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)
[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)
[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))
[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A DEFINITIVE MATERIAL AGREEMENT

Amendment to the The Huber Asset Acquisition Transaction

On May 5, 2011 and effective May 3, 2011, High Plains Gas, Inc. (the "Company") entered into Amendment no. 7 (the "Amendment") to the Purchase and Sale Agreement (the "Purchase Agreement") between the Company and J.M. Huber Corporation ("Huber"). According to the amendment, High Plains Gas will deliver an additional 500,000 shares of restricted stock as consideration for the further extension. Upon closing, J.M. Huber has the option to either keep the shares and lower the purchase price by $500,000, or return them to the Company. This is in addition to the 1,500,000 shares delivered on or about March 31, 2011 to extend the agreement. The closing date for the Agreement has been further extended until May 31, 2011. The amendment permits J.M. Huber to engage in confidential discussions, negotiations and/or sharing of information with one or more other potential buyers, but may not enter into any binding commitment to sell all or any portion of the assets with any other potential buyer through the extended closing date. The total purchase price of the transaction is remains $35 million.

ITEM  9.01     FINANCIAL  STATEMENTS  AND  EXHIBITS

High Plains Gas, Inc. includes by reference the following exhibits:

No.   Description
----  ---------------------------------------------------------------------
10.1 Amendment No. 7 to the Purchase and Sale Agreement between J.M. Huber Corporation and High Plains Gas, Inc. effective as of May 3, 2011.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            HIGH PLAINS GAS, INC.
                                     -------------------------------------------


Date: May 5, 2011                   By:     \s\ Brent Cook
                                            --------------
                                    Name:   Brent Cook
                                    Title:  Chief Executive Officer
                                            Principal Executive Officer


Date: May 5, 2011                   By:     \s\ Joseph Hettinger
                                            --------------------
                                    Name:   Joseph Hettinger
                                    Title:  Chief Financial Officer and Director
                                            Principal Financial Officer